Waddell & Reed Advisors
                    Small Cap
                    Fund,
                    Inc.

                    Semiannual
                    Report
                    -----------------
                    December 31, 2000

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        14     Statement of Assets and Liabilities

        15     Statement of Operations

        16     Statement of Changes in Net Assets

        17     Financial Highlights

        21     Notes to Financial Statements

        27     Independent Auditors' Report

        29     Directors & Officers





This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Small Cap Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Small Cap Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF SMALL CAP FUND
December 31, 2000


Dear Shareholder,


We are delighted to share with you this report on your Fund's operations for the six months ended December 31, 2000.

The last six months marked a volatile time for the markets and the economy. Concerns during the third quarter centered on rising energy prices, a faltering euro, worries about violence in the Middle East and doubts about third quarter corporate earnings reports. In the fourth quarter, those issues were accompanied by a protracted dispute over the presidential election and concern surrounding the potential for the U.S. economy to fall into a recession.

In combination, all of these issues served to depress stock prices as we entered the first quarter of 2001. This environment led to much speculation that the Federal Reserve may be inclined to cut interest rates in early 2001 to help ease recession worries. Nonetheless, the second half of 2000 wrapped up what was one of the worst years for stocks in a decade.

For the last six months, the technology-heavy Nasdaq Composite Index was down
37.71 percent, while the Nasdaq Industrial Index was down 29.60 percent. The two major indexes performed moderately better, as the Standard & Poor's 500 declined
8.77 percent and the Dow Jones Industrial Average increased 4.07 percent.

By contrast, bonds have done fairly well during the last six months. It appears that a combination of the slowing economy, a declining stock market and falling interest rates has helped bond performance during the period.

Going forward, we believe it is essential for investors to maintain a long-term perspective and to stick with specific financial plans. Short-term downturns often create excellent buying opportunities, as well as opportunities to further diversify a portfolio.

Overall, investors have been rewarded well in recent years. We believe that those who continue a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts. Just as we urge you not to become unduly concerned if the market moves downward in the near term, we would urge that you not become too exuberant when it moves higher in similarly short time periods.

It is impossible to predict with certainty where markets will go next, but one thing that remains certain is that a well-thought-out investment plan is important. Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing commitment and support.

Respectfully,

Robert L. Hechler
President

SHAREHOLDER SUMMARY OF SMALL CAP FUND
-----------------------------------------------------------------
Small Cap Fund

                                   GOAL:To seek growth of capital.

                               Strategy:Invests primarily in common stocks of
                                        domestic and foreign companies whose
                                        market capitalizations are within the
                                        range of capitalizations of companies
                                        included in the Lipper, Inc. Small Cap
                                        category ("small cap stocks"). The Fund will emphasize relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

                             Founded:   1999

        Scheduled Dividend Frequency:   ANNUALLY (December)


Performance Summary - Class A Shares

            Per Share Data
  For the Six Months Ended December 31, 2000
  ------------------------------------------

  Dividend Paid                  $0.08
                                 =====

  Capital Gains Distribution     $0.67
                                ======

  Net Asset Value on
  12-31-00 $11.92 adjusted to:  $12.59 (A)
  06-30-00                       14.68
                                ------
  Change per Share              $(2.09)
                                ======

(A)This number includes the capital gains distribution of $0.67 paid in December 2000 added to the actual net asset value on December 31, 2000.
Past performance is not necessarily indicative of future results.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ---------
 1-year period
  ended 12-31-00    -3.05%       2.86%          -1.99%         1.87%
 5-year period
  ended 12-31-00     ---          ---             ---           ---
10-year period
  ended 12-31-00     ---          ---             ---           ---
Since inception
  of Class(F)       15.60%      21.24%          16.97%        20.06%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).


Average Annual Total Return(A)
                         Class C               Class Y(B)
                  -----------------------      ----------
                      With      Without
Period               CDSC(C)     CDSC(D)
------            ----------   ----------
 1-year period
  ended 12-31-00    1.95%        1.95%           3.33%
 5-year period
  ended 12-31-00     ---          ---             ---
10-year period
  ended 12-31-00     ---          ---             ---
Since inception
  of Class(E)       20.20%      20.20%          21.85%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(C)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(D)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(E)10-4-99 for Class C shares and Class Y shares (the date on which shares were first acquired by shareholders).


A substantial portion of the Fund's returns during recent periods is attributable to investments in initial public offerings. No assurance can be given that the Fund will continue to be able to invest in such offerings to the same extent as it has in the past or that future offerings in which the Fund invests will have as equally beneficial impact on performance.

Portfolio Highlights

On December 31, 2000, Waddell & Reed Advisors Small Cap Fund, Inc. had net assets totaling $403,853,425 invested in a diversified portfolio of:

   66.67% Common Stocks
   33.10% Cash and Cash Equivalents
    0.23% Corporate Debt Security

As a shareholder of Waddell & Reed Advisors Small Cap Fund, Inc., for every $100 you had invested on December 31, 2000, your Fund owned:

 $33.10  Cash and Cash Equivalents
  31.44  Services Stocks
  18.73  Manufacturing Stocks
   7.76  Transportation, Communication, Electric
           and Sanitary Services Stocks
   5.55  Wholesale and Retail Trade Stocks
   1.61  Finance, Insurance and Real Estate Stocks
   1.58  Mining Stocks
   0.23  Corporate Debt Security

THE INVESTMENTS OF SMALL CAP FUND
December 31, 2000

                                              Shares        Value
COMMON STOCKS
Automotive Dealers and Service Stations - 0.78%
O'Reilly Automotive, Inc.* ...............   115,800 $  3,137,456
                                                      -----------

Business Services - 23.79%
Acxiom Corporation* ......................   346,400   13,477,125
Catalina Marketing Corporation* ..........    66,300    2,581,556
Cerner Corporation* ......................   226,000   10,459,563
CheckFree Holdings Corporation* ..........   191,400    8,140,481
Citrix Systems, Inc.* ....................    94,000    2,117,937
Dendrite International, Inc.* ............   434,800    9,742,238
Digital Insight Corporation* .............   471,800    8,566,119
FactSet Research Systems, Inc. ...........   138,500    5,134,195
Fiserv, Inc.* ............................    99,400    4,718,394
Getty Images, Inc.* ......................   324,000   10,347,750
MemberWorks Incorporated* ................   171,300    3,645,478
Niku Corporation* ........................   371,442    2,710,375
OTG Software, Inc.* ......................   236,400    3,819,338
ProBusiness Services, Inc.* ..............    71,400    1,903,256
Sanchez Computer Associates, Inc.* .......    90,000      750,937
Transaction Systems Architects, Inc.,
 Class A*  ...............................   519,200    5,987,025
Walt Disney Internet Group* ..............   457,000    1,970,813
                                                      -----------
                                                       96,072,580
                                                      -----------

Chemicals and Allied Products - 1.13%
Pharmacyclics, Inc.* .....................   134,400    4,573,800
                                                      -----------

Communication - 6.65%
Emmis Communications Corporation, Class A*   280,600    8,032,175
Illuminet Holdings, Inc.* ................   352,100    8,032,281
RCN Corporation* .........................   318,000    1,967,625
Western Wireless Corporation,
 Class A*  ...............................   225,200    8,832,063
                                                      -----------
                                                       26,864,144
                                                      -----------

Educational Services - 1.94%
ITT Educational Services, Inc.* ..........   356,200    7,836,400
                                                      -----------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF SMALL CAP FUND
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 5.68%
Advanced Fibre Communications, Inc.* .....   385,600  $ 6,976,950
Glenayre Technologies, Inc.* .............   656,500    2,328,540
Rambus Inc.* .............................    66,400    2,425,675
Tekelec* .................................   245,900    7,384,684
Wilson Greatbatch Technologies, Inc.* ....   134,500    3,799,625
                                                      -----------
                                                       22,915,474
                                                      -----------

Engineering and Management Services - 4.20%
Gene Logic Inc.* .........................   246,900    4,552,219
ICOS Corporation* ........................   119,900    6,231,053
MAXIMUS, Inc.* ...........................   177,300    6,194,419
                                                      -----------
                                                       16,977,691
                                                      -----------

Food and Kindred Products - 1.87%
American Italian Pasta Company, Class A* .   282,100    7,563,806
                                                      -----------

Health Services - 1.51%
Apria Healthcare Group Inc.* .............   204,400    6,080,900
                                                      -----------

Industrial Machinery and Equipment - 1.00%
Lam Research Corporation* ................   278,300    4,052,744
                                                      -----------

Instruments and Related Products - 5.37%
ACLARA BioSciences, Inc.* ................   421,000    4,604,688
Credence Systems Corporation* ............    49,400    1,147,006
Cytyc Corporation* .......................   147,400    9,212,500
PINNACLE SYSTEMS, INC.* ..................   125,000      937,500
VISX, Incorporated* ......................   552,700    5,768,806
                                                      -----------
                                                       21,670,500
                                                      -----------

Leather and Leather Products - 0.25%
Kenneth Cole Productions, Inc.,
 Class A*  ...............................    25,000    1,006,250
                                                      -----------

Nondepository Institutions - 1.61%
Financial Federal Corporation* ...........   272,400    6,503,550
                                                      -----------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF SMALL CAP FUND
December 31, 2000

                                              Shares        Value
COMMON STOCKS (Continued)
Oil and Gas Extraction - 1.58%
Global Industries, Ltd.* .................   468,400  $ 6,396,587
                                                      -----------

Stone, Clay and Glass Products - 1.69%
Cabot Microelectronics Corporation* ......   131,200    6,826,500
                                                      -----------

Transportation by Air - 1.11%
Midwest Express Holdings, Inc.* ..........   306,300    4,498,781
                                                      -----------

Transportation Equipment - 1.74%
Gentex Corporation* ......................   379,900    7,028,150
                                                      -----------

Wholesale Trade -- Durable Goods - 2.92%
MSC Industrial Direct Co., Inc., Class A*    550,000    9,934,375
Packard BioScience Company* ..............   160,200    1,837,294
                                                      -----------
                                                       11,771,669
                                                      -----------

Wholesale Trade -- Nondurable Goods - 1.85%
Allscripts, Inc.* ........................   797,200    7,461,314
                                                      -----------

TOTAL COMMON STOCKS - 66.67%                         $269,238,296
 (Cost: $305,550,690)
                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITY - 0.23%
Communication
Kestrel Solutions, Inc., Convertible,
 5.5%, 7-15-05 (A)  ......................   $ 1,000  $   933,750
                                                      -----------
 (Cost:  $1,000,000)

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 2.70%
 PPG Industries, Inc.,
   6.5%, 1-25-01 .........................   $10,950  $10,902,550
                                                      -----------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF SMALL CAP FUND
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Communication - 1.24%
 SBC Communications Inc.,
   6.56%, 1-5-01 .........................   $ 5,000  $ 4,996,356
                                                      -----------

 Depository Institutions - 1.34%
 UBS Finance Delaware LLC,
   6.5%, 1-2-01 ..........................     5,394    5,393,026
                                                      -----------

 Electric, Gas and Sanitary Services - 6.60%
 Duke Energy Corp.,
   6.5%, 1-12-01 .........................    10,000    9,980,139
 National Fuel Gas Co.,
   6.75%, 1-9-01 .........................    10,000    9,985,000
 Nicor Gas Co.,
   6.58%, 1-25-01 ........................     1,000      995,613
 Tampa Electric Co.,
   6.63%, 1-8-01 .........................     5,700    5,692,652
                                                      -----------
                                                       26,653,404
                                                      -----------

 Electronic and Other Electric Equipment - 1.23%
 Motorola, Inc.,
   6.46%, 1-25-01 ........................     5,000    4,978,467
                                                      -----------

 Fabricated Metal Products - 0.05%
 Danaher Corporation,
   6.6463%, Master Note ..................       194      194,000
                                                      -----------
 Food and Kindred Products - 5.54%
 ConAgra Inc.,
   7.6%, 1-5-01 ..........................     6,000    5,994,933
 General Mills, Inc.,
   6.7963%, Master Note ..................     6,374    6,374,000
 Nestle Capital Corp.,
   6.5%, 1-8-01 ..........................    10,000    9,987,361
                                                      -----------
                                                       22,356,294
                                                      -----------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF SMALL CAP FUND
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
 Insurance Carriers - 3.40%
 USAA Capital Corp.,
   6.48%, 1-11-01 ........................   $13,757 $ 13,732,237
                                                      -----------

 Nondepository Institutions - 4.04%
 General Electric Capital Corporation,
   6.6%, 1-12-01 .........................    10,000    9,979,833
 General Motors Acceptance Corporation,
   6.54%, 1-4-01 .........................     5,000    4,997,275
 Paccar Financial Corp.,
   6.5163%, Master Note ..................     1,346    1,346,000
                                                      -----------
                                                       16,323,108
                                                      -----------

 Paper and Allied Products - 1.48%
 International Paper Company,
   7.65%, 1-5-01 .........................     6,000    5,994,900
                                                      -----------

 Petroleum and Coal Products - 1.48%
 ExxonMobil Australia Pty. Ltd. (Exxon Mobil Corporation),
   6.54%, 1-10-01 ........................     6,000    5,990,190
                                                      -----------

 Tobacco Products - 1.73%
 Philip Morris Companies Inc.:
   6.6%, 1-11-01 .........................     4,000    3,992,667
   6.69%, 1-11-01 ........................     3,000    2,994,425
                                                      -----------
                                                        6,987,092
                                                      -----------

Total Commercial Paper - 30.83%                       124,501,624

Municipal Obligations - 2.47%
 California
 Oakland-Alameda County Coliseum Authority, Lease
   Revenue Bonds (Oakland Coliseum Arena Project),
   1996 Series A-1 Variable Rate Lease Revenue Bonds
   (Taxable), (Canadian Imperial Bank of Commerce),
   6.73%, 1-3-01 .........................   $10,000 $ 10,000,000
                                                      -----------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF SMALL CAP FUND
December 31, 2000



                                                            Value

TOTAL SHORT-TERM SECURITIES - 33.30%                 $134,501,624
 (Cost: $134,501,624)

TOTAL INVESTMENT SECURITIES - 100.20%                $404,673,670
 (Cost: $441,052,314)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.20%)      (820,245)

NET ASSETS - 100.00%                                 $403,853,425


Notes to Schedule of Investments

 * No dividends were paid during the preceding 12 months.
(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the value of this security amounted to $933,750 or 0.23% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
SMALL CAP FUND
December 31, 2000
(In Thousands, Except for per Share Amounts)

ASSETS
 Investment securities -- at value (Notes 1 and 4)       $404,674
 Cash   ...........................................             2
 Receivables:
   Fund shares sold ...............................         2,104
   Dividends and interest .........................           191
 Prepaid insurance premium  .......................             3
                                                         --------
    Total assets  .................................       406,974
                                                         --------
LIABILITIES
 Payable to Fund shareholders ............ ........         2,454
 Payable for investment securities purchased  .....           378
 Accrued transfer agency and dividend
   disbursing (Note 3) ............................           150
 Accrued service fee (Note 3)  ....................            44
 Accrued distribution fee (Note 3)  ...............            29
 Accrued management fee (Note 3)  .................            27
 Accrued accounting services fee (Note 3)  ........             6
 Accrued shareholder servicing - Class Y (Note 3)               6
 Other  ...........................................            27
                                                         --------
    Total liabilities  ............................         3,121
                                                         --------
      Total net assets ............................      $403,853
                                                         ========
NET ASSETS
 $0.001 par value capital stock
   Capital stock ..................................      $     34
   Additional paid-in capital .....................       438,718
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income            261
   Accumulated undistributed net realized gain on
    investment transactions  ......................         1,219
   Net unrealized depreciation in value
    of investments  ...............................       (36,379)
                                                         --------
    Net assets applicable to outstanding
      units of capital ............................      $403,853
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  .........................................        $11.92
 Class B ..........................................        $11.85
 Class C  .........................................        $11.88
 Class Y  .........................................        $11.92
Capital shares outstanding:
 Class A  .........................................        25,806
 Class B ..........................................         3,180
 Class C  .........................................           994
 Class Y  .........................................         3,916
Capital shares authorized .........................     1,000,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
SMALL CAP FUND
For the Six Months Ended December 31, 2000
 (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Interest and amortization .......................       $4,657
   Dividends .......................................            8
                                                          -------
    Total income  ..................................        4,665
                                                          -------
 Expenses (Note 3):
   Investment management fee .......................        1,616
   Transfer agency and dividend disbursing:
    Class A  .......................................          558
    Class B  .......................................          114
    Class C  .......................................           28
   Service fee:
    Class A  .......................................          331
    Class B  .......................................           45
    Class C  .......................................           14
   Distribution fee:
    Class A  .......................................           37
    Class B  .......................................          135
    Class C  .......................................           41
   Registration fees ...............................          126
   Accounting services fee .........................           33
   Shareholder servicing - Class Y .................           23
   Custodian fees...................................           13
   Audit fees.......................................            5
   Legal fees.......................................            2
   Other ...........................................          116
                                                          -------
      Total expenses ...............................        3,237
                                                          -------
       Net investment income  ......................        1,428
                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTES 1 AND 4)
 Realized net gain on investments  .................        1,234
 Unrealized depreciation in value of investments
   during the period................................      (57,962)
                                                          -------
   Net loss on investments .........................      (56,728)
                                                          -------
    Net decrease in net assets resulting from
      operations ...................................     $(55,300)
                                                         ========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
SMALL CAP FUND
(In Thousands)
                                                          For the
                                             For the       period
                                                 six         from
                                              months     10/4/99*
                                               ended      through
                                            12/31/00      6/30/00
                                            --------     --------
INCREASE IN NET ASSETS
 Operations:
   Net investment income ...............    $  1,428     $  1,460
   Realized net gain on investments ....       1,234       20,905
   Unrealized appreciation
    (depreciation)  ....................     (57,962)      21,583
                                            --------     --------
    Net increase (decrease) in net assets
      resulting from operations ........     (55,300)      43,948
                                            --------     --------
 Distributions to shareholders from (Note 1E):**
   Net investment income:
    Class A  ...........................      (1,968)        (157)
    Class B  ...........................         ---           (8)
    Class C  ...........................         ---           (3)
    Class Y  ...........................        (506)         (14)
   Realized gains on securities transactions:
    Class A  ...........................     (15,913)         (18)
    Class B  ...........................      (1,980)          (1)
    Class C ............................        (600)          (1)
    Class Y  ...........................      (2,406)          (1)
                                            --------     --------
                                             (23,373)        (203)
                                            --------     --------
 Capital share transactions (Note 6)  ..     139,394      299,287
                                            --------     --------
      Total increase....................      60,721      343,032
NET ASSETS
 Beginning of period  ..................     343,132          100
                                            --------     --------
 End of period, including undistributed
   net investment income of $261 and
   $1,307, respectively ................    $403,853     $343,132
                                            ========     ========
 *Commencement of operations.
**See "Financial Highlights" on pages 17 - 20.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SMALL CAP FUND
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the
                        six        period from
                     months        10/4/99*
                      ended        through
                   12/31/00        6/30/00
                   --------        --------
Net asset value,
 beginning of
 period  ........... $14.68         $10.00
                     ------         ------
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.04           0.09
 Net realized and
   unrealized gain (loss)
   on investments ..  (2.05)          4.62
                     ------         ------
Total from investment
 operations   ......  (2.01)          4.71
                     ------         ------
Less distributions:
 From net investment
   income ..........  (0.08)         (0.03)
 From capital gains   (0.67)         (0.00)**
                     ------         ------
Total distributions   (0.75)         (0.03)
                     ------         ------
Net asset value,
 end of period  .... $11.92         $14.68
                     ======         ======
Total return*** .... -13.67%         47.19%
Net assets, end of
 period (in
 millions)  ........   $307           $287
Ratio of expenses
 to average net
 assets  ...........   1.60%****      1.61%****
Ratio of net investment
 income to average
 net assets  .......   0.84%****      1.22%****
Portfolio turnover
 rate  .............  14.79%         36.81%
   *Commencement of operations.
  **A capital gain distribution of $0.0033 was paid to shareholders during this period.
 ***Total return calculated without taking into account the sales load deducted on an initial purchase.
****Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SMALL CAP FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                                six           from
                             months       10/4/99*
                              ended        through
                           12/31/00        6/30/00
                            -------        -------
Net asset value,
 beginning of period         $14.58         $10.00
                             -----          -----
Income (loss) from investment
 operations:
 Net investment income (loss) (0.01)          0.02
 Net realized and
   unrealized gain (loss)
   on investments ..          (2.05)          4.58
                             -----          -----
Total from investment
 operations  .......          (2.06)          4.60
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.02)
 From capital gains           (0.67)         (0.00)**
                             -----          -----
Total distributions           (0.67)         (0.02)
                             -----          -----
Net asset value,
 end of period  ....         $11.85         $14.58
                             =====          =====
Total return .......         -14.06%         46.07%
Net assets, end of
 period (in
 millions)  ........            $38            $32
Ratio of expenses to
 average net assets            2.64%***       2.72%***
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.19%***       0.08%***
Portfolio turnover
 rate  .............          14.79%         36.81%

     *Commencement of operations.
    **A capital gain distribution of $0.0033 was paid to shareholders during this period.
   ***Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SMALL CAP FUND
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                                six           from
                             months       10/4/99*
                              ended        through
                           12/31/00        6/30/00
                            -------        -------
Net asset value,
 beginning of period         $14.60         $10.00
                             -----          -----
Income (loss) from investment
 operations:
 Net investment income(loss)  (0.01)          0.03
 Net realized and
   unrealized gain(loss)
   on investments ..          (2.04)          4.59
                             -----          -----
Total from investment
 operations  .......          (2.05)          4.62
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.02)
 From capital gains           (0.67)         (0.00)**
                             -----          -----
Total distributions           (0.67)         (0.02)
                             -----          -----
Net asset value,
 end of period  ....         $11.88         $14.60
                             =====          =====
Total return .......         -14.05%         46.27%
Net assets, end of
 period (in
 millions)  ........            $12            $10
Ratio of expenses to
 average net assets            2.51%***       2.51%***
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.07%***       0.29%***
Portfolio turnover
 rate  .............          14.79%         36.81%

     *Commencement of operations.
    **A capital gain distribution of $0.0033 was paid to shareholders during this period.
   ***Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
SMALL CAP FUND
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                           For the
                            For the         period
                                six           from
                             months       10/4/99*
                              ended        through
                           12/31/00        6/30/00
                            -------        -------
Net asset value,
 beginning of period         $14.71         $10.00
                             -----          -----
Income (loss) from investment
 operations:
 Net investment income(loss)  (0.01)          0.14
 Net realized and
   unrealized gain(loss)
   on investments ..          (1.97)          4.62
                             -----          -----
Total from investment
 operations  .......          (1.98)          4.76
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.14)         (0.05)
 From capital gains           (0.67)         (0.00)**
                             -----          -----
Total distributions           (0.81)         (0.05)
                             -----          -----
Net asset value,
 end of period  ....         $11.92         $14.71
                             =====          =====
Total return .......         -13.46%         47.75%
Net assets, end of
 period (in
 millions)  ........            $47            $14
Ratio of expenses to
 average net assets            1.17%***       1.15%***
Ratio of net investment
 income to average
 net assets  .......           1.27%***       1.68%***
Portfolio turnover
 rate  .............          14.79%         36.81%

     *Commencement of operations.
    **A capital gain distribution of $0.0033 was paid to shareholders during this period.
   ***Annualized.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 - Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on June 3, 1999, and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until October 4, 1999 (the date of the initial public offering).

     On September 6, 1999, Waddell & Reed, Inc. ("W&R") purchased for investment 10,000 Class A shares of the Fund at their net asset value of $10.00 per share.

     Prepaid registration expenses in the amount of $51,035 were paid by the Fund and were amortized over the twelve months following the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee to Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager and a wholly owned subsidiary of W&R, for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. However, WRIMCO has agreed to waive its management fee on any day that the Fund's net assets are less than $25 million, subject to its right to change or modify this waiver. The Fund accrues and pays this fee daily.


     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3375 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $5,434,284. During the period ended December 31, 2000, W&R received $35,464 and $8,681 in deferred sales charges for Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $3,881,042 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

     The Fund paid Directors' fees of $3,491, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $133,298,340 while proceeds from maturities and sales aggregated $36,084,823. Purchases of short-term securities aggregated $1,566,061,552 while proceeds from maturities and sales aggregated $1,547,656,233.

     For Federal income tax purposes, cost of investments owned at December 31, 2000 was $441,052,314, resulting in net unrealized depreciation of $36,378,644, of which $35,491,475 related to appreciated securities and $71,870,119 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $20,905,773 during its fiscal year ended June 30, 2000, which has been distributed to the Fund's shareholders.

NOTE 6 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                                          For the
                                      period from
                        For the six    October 4,
                       months ended  1999 through
                       December 31,      June 30,
                               2000          2000
                         ----------    ----------
Shares issued from sale
 of shares:
 Class A  ............        6,521        20,753
 Class B .............          947         2,289
 Class C .............          375           730
 Class Y  ............        4,014         1,209
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............        1,483            15
 Class B .............          166             1
 Class C .............           50           ---*
 Class Y  ............          244             1
Shares redeemed:
 Class A  ............       (1,739)       (1,237)
 Class B .............         (154)          (69)
 Class C .............         (110)          (51)
 Class Y  ............       (1,297)         (255)
                             ------        ------
Increase in outstanding
 capital shares              10,500        23,386
                             ======        ======

Value issued from sale
 of shares:
 Class A  ............      $88,142      $267,576
 Class B .............       12,748        29,971
 Class C .............        4,955         9,558
 Class Y  ............       53,674        14,603
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............       17,706           174
 Class B .............        1,972             9
 Class C .............          596             4
 Class Y  ............        2,912            15
Value redeemed:
 Class A  ............      (22,783)      (17,533)
 Class B .............       (1,978)         (926)
 Class C .............       (1,441)         (701)
 Class Y  ............      (17,109)       (3,463)
                           --------      --------
Increase in
 outstanding capital       $139,394      $299,287
                           ========      ========
       *Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Waddell & Reed Advisors Small Cap Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Small Cap Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations for the six-month period then ended, the statement of changes in net assets for the six-month period then ended and the fiscal period ended June 30, 2000, and the financial highlights for the six-month period ended December 31, 2000 and the fiscal period ended June 30, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Small Cap Fund, Inc. as of December 31, 2000, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal period ended June 30, 2000, and the financial highlights for the six-month period ended December 31, 2000 and the fiscal period ended June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Kansas City, Missouri
February 2, 2001

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Grant P. Sarris, Vice President
Daniel C. Schulte, Vice President
Mark G. Seferovich, Vice President

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.












FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1018SA(12-00)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.